Exhibit 10.12.1

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO BRACKETED ASTERISKS [**].

AMENDMENT 01

TO

THAT CERTAIN

AMENDED AND RESTATED

PRODUCED WATER SERVICES AGREEMENT

WELLS RANCH

This AMENDMENT 01 (this “Amendment”) shall be effective as among Noble Energy, Inc., a Delaware corporation (the “Producer”), Colorado River DevCo LP, a Delaware limited partnership, together with its permitted successors and assigns (“Midstream Co”) and Noble Midstream Services, LLC, a Delaware limited liability company (“OpCo”) as of January 1, 2016 (the “Amendment Effective Date”), and it was circulated for execution on March 18, 2016. This Amendment modifies that certain Amended and Restated Produced Water Services Agreement, effective as of October 1, 2015 (the “Colorado River Produced Water Agreement”), which has been given contract number CRWR01-PW and is comprised of (i) that certain Agreement Terms and Conditions Relating to Produced Water Services (the “Agreement Terms and Conditions”), last updated October 9, 2015, together with (ii) that certain Agreement Addendum 01 (the “Agreement Addendum 01”), effective as of October 1, 2015. This Agreement Terms and Conditions, the Agreement Addendum 01 and this Amendment shall constitute one contract and shall be the Agreement of the Parties.

WHEREAS, Section 16.6 of the Colorado River Produced Water Agreement (which appears in the Agreement Terms and Conditions) permits the Parties to amend provisions of the Colorado River Produced Water Agreement relating to fees by a written agreement that is executed by all Parties and is expressly identified as an amendment or modification.

NOW, THEREFORE, in consideration of the mutual agreements in this Agreement, Midstream Co, OpCo and Producer hereby agree as follows:

1. Amendment. The specifications regarding the “Individual Second Phase Rate” appearing in Agreement Addendum 01 are hereby amended and restated in their entirety to read as follows:

Individual Second Phase Rate	Individual Second Phase Rate applied to each Barrel for which Producer elects to receive disposal services	Individual Second Phase Rate applied to each Barrel for which Producer elects to receive recycling services
	$[**] / Barrel	[**].

2. Confidentiality. Pursuant to Section 16.12 of the Colorado River Produced Water Agreement (which appears in the Agreement Terms and Conditions), the Parties have agreed to

Amendment 01 – Page 1

Amended and Restated Produced Water Services Agreement

Colorado River Produced Water Agreement

CRWR01-PW

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO BRACKETED ASTERISKS [**].

treat the information exchanged in connection with and the provisions of the Colorado River Produced Water Agreement as confidential. In addition, the pricing terms of the Colorado River Produced Water Agreement have been granted confidential treatment by the Securities and Exchange Commission and the Parties agree to take appropriate measures to abide by the requirements imposed by the Securities and Exchange Commission to preserve such confidential treatment.

3. Confirmation. The provisions of the Colorado River Produced Water Agreement, as amended by this Amendment 01, shall remain in full force and effect following the effectiveness of this Amendment 01. No provision of the Colorado River Produced Water Agreement is amended or otherwise modified hereby, except as expressly stated herein.

4. No Waiver; Loan Document. The execution, delivery and effectiveness of this Amendment 01 shall not operate as a waiver of any right, power or remedy of any Party to the Colorado River Produced Water Agreement, nor constitute a waiver of any provision of the Colorado River Produced Water Agreement. On and after the Amendment Effective Date, this Amendment 01 shall for all purposes constitute a part of the Colorado River Produced Water Agreement.

5. Counterparts. This Amendment 01 may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all of such counterparts shall constitute for all purposes one agreement. Any signature hereto delivered by a Party by electronic mail shall be deemed an original signature hereto.

6. GOVERNING LAW. This Amendment 01 shall be governed by and construed in accordance with the laws of the State of Colorado, excluding any conflicts of law rule or principle that might refer construction of such provisions to the laws of another jurisdiction.

(Signature Pages follow)

Amendment 01 – Page 2

Amended and Restated Produced Water Services Agreement

Colorado River Produced Water Agreement

CRWR01-PW

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO BRACKETED ASTERISKS [**].

IN WITNESS WHEREOF, the Parties hereto have executed this Amendment 01 to Colorado River Produced Water Agreement in duplicate originals to be effective as of the Amendment Effective Date.

“Producer”

NOBLE ENERGY, INC.

By:	/s/ Gary W. Willingham
Gary W. Willingham
Executive Vice President

Amendment 01 – Signature Page 1

Amended and Restated Produced Water Services Agreement

Colorado River Produced Water Agreement

CRWR01-PW

TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO BRACKETED ASTERISKS [**].

“OpCo”

NOBLE MIDSTREAM SERVICES, LLC

By:	/s/ Terry R. Gerhart
Terry R. Gerhart
Chief Executive Officer

“Midstream Co”

COLORADO RIVER DEVCO LP

By:	Colorado River DevCo GP LLC
	By:	Noble Midstream Services, LLC

		By:	/s/ Terry R. Gerhart
Terry R. Gerhart
Chief Executive Officer

Amendment 01 – Signature Page 2

Amended and Restated Produced Water Services Agreement

Colorado River Produced Water Agreement

CRWR01-PW